SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                           FORM 8-K/A

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report: January 24, 1995
(Date of earliest event reported)



         Residential Funding Mortgage Securities I, Inc.
     (Exact name of registrant as specified in its charter)


Delaware                    33-54227                   75-2006294
(State or Other Juris-     (Commission           (I.R.S. Employer
diction of Incorporation) File Number)        Identification No.)



  8400 Normandale Lake Blvd., Suite 600, Minneapolis,
Minnesota55437
             (Address of Principal Executive Office)   (Zip Code)


  Registrant's telephone number, including area code:(612) 832-
7000Item 5.    Other Events.


          On January 30, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through Certificates, Series 1996-S2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 1996, among the Registrant, Residential Funding Corporation, as Master Servicer, and First National Bank of Chicago, as Trustee.

          In connection with the expected sale of the Series 1996-S2, Class A-1, Class A-2, Class A-3 and Class R Certificates (the Underwritten Certificates ), the Registrant has been advised by Merrill Lynch & Co.(the "Underwriter"), that the Underwriter have furnished to prospective investors certain computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the related Registration Statement, which Computational Materials are being filed manually as an exhibit to this report.

          The Computational Materials filed herewith as Exhibit
     99.1 were originally filed by the Registrant together with a Current Report on Form 8-K on January 25, 1996. The Computational Material filed herewith as Exhibit 99.2 replaces one page of the Computational Materials namely labeled SUPPLEMENT TO COMPUTATIONAL MATERIALS (dated on the bottom of page as January 3, 1996 3:01pm). The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other related information subsequently filed with the Securities and Exchange Commission.

          The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the related Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to, or appropriate for, investors other than those specifically requesting them.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates may very under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

          Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions used therein may have a material impact on any returns detailed. Past performance is not indicative of future results.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits





Exhibit No.
Item 601(a) of
Regulation S-K     Exhibit No.         Description


1                  99.1           Computational Materials


2                  99.2           Additional Computational
                                  Materials






     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL FUNDING
                                   MORTGAGE
                                   SECURITIES I, INC.

                                   By: /s/ Jill M. Johnson
                                   Name:   Jill M. Johnson
                                   Title: Vice President




Dated: January 25, 1996

                          EXHIBIT INDEX


                    Item 601 (a) of      Sequentially
     Exhibit        Regulation S-K       Numbered
     Number         Exhibit No.          Description    Format





       1             99.1             Computational
                                      Materials          P


       2             99.2             Additional
                                    Computational
                                     Materials            P


                           EXHIBIT 1
                    (Intentionally Omitted)



                           EXHIBIT 2
                    (Intentionally Omitted)